UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

December 7, 2012 (December 6, 2012)

Date of Report (Date of earliest event reported)

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2012, National Oilwell Varco, Inc. (the “Company”) appointed Clay Williams as President and Chief Operating Officer of the Company, effective December 6, 2012. Mr. Williams previously served as the Company’s Executive Vice President and Chief Financial Officer.

On December 6, 2012, the Company also appointed Jeremy Thigpen as Senior Vice President and Chief Financial Officer. Mr. Thigpen, age 38, previously served as the Company’s President – Downhole Pumping and Solutions since 2007.

Mr. Thigpen is subject to an employment agreement he entered into with the Company on January 1, 2004 (the “Employment Agreement”), which was amended on December 22, 2008 and on December 31, 2009 (the “Amendments”), the terms of which are consistent with those of the Company’s other executive officers. Under the Employment Agreement and its Amendments, Mr. Thigpen is provided base salary, as well as participation in employee incentive plans and employee benefits as generally provided to all employees. The Employment Agreement has a one-year term and is automatically extended on an annual basis.

The foregoing description of the Employment Agreement and its Amendments are qualified in its entirety by reference to the full text of each of the Employment Agreement and its Amendments, which are attached to this Current Report as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

A copy of the press release naming Messrs. Williams and Thigpen to their respective positions is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Employment Agreement dated as of January 1, 2004 between Jeremy Thigpen and National Oilwell.

10.2	First Amendment to Employment Agreement dated as of December 22, 2008 between Jeremy Thigpen and National Oilwell Varco.

10.3	Second Amendment to Employment Agreement dated as of December 31, 2009 between Jeremy Thigpen and National Oilwell Varco.

99.1	National Oilwell Varco, Inc. press release dated December 6, 2012 announcing management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2012	NATIONAL OILWELL VARCO, INC.

/s/ Raymond W. Chang
Raymond W. Chang
Vice President

Index to Exhibits

10.1	Employment Agreement dated as of January 1, 2004 between Jeremy Thigpen and National Oilwell.

10.2	First Amendment to Employment Agreement dated as of December 22, 2008 between Jeremy Thigpen and National Oilwell Varco.

10.3	Second Amendment to Employment Agreement dated as of December 31, 2009 between Jeremy Thigpen and National Oilwell Varco.

99.1	National Oilwell Varco, Inc. press release dated December 6, 2012 announcing management changes.